CERTIFICATIONS PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

Robert E. Harvey, Principal Executive Officer, and Peter H. Shriver, Principal Accounting Officer, of The Barrett Funds, a Delaware statutory trust (the "Registrant"), each certify that, to their knowledge:

  1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of
       Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, as applicable; and

  2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By: /s/ Robert E. Harvey
    --------------------
    Robert E. Harvey
    Principal Executive Officer
    The Barrett Funds

Date: September 2, 2003
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By: /s/ Peter H. Shriver
    --------------------
    Peter H. Shriver
    Principal Accounting Officer
    The Barrett Funds

Date: /s/ September 2, 2003
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